Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Quarterly Report on Form 10-Q of Carmike Cinemas, Inc. (the “Corporation”) for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the President, Chief Executive Officer and Chairman of the Board of Directors of the Corporation, certifies that:

     (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Michael W. Patrick

Michael W. Patrick President, Chief Executive Officer and Chairman of the Board of Directors May 14, 2003

     A signed original of this written statement required by Section 906 has been provided to Carmike Cinemas, Inc. and will be retained by Carmike Cinemas, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.